EQUIVA
                                                                 TRADING COMPANY
                                   Shell, Texaco & Saudi Aramco Working Together



FEBRUARY  22,  1999


NOVA  ENERGY  INC
400  E  1st  ST  STE  203
CASPER  WY  82601

ATTN:  DON  BRAUSE

                                        RE:     LEASE PURCHASE AGREEMENT NUMBER:
                                                95871RO1
DEAR  MR.  BRAUSE:

     This confirms our understanding to amend the referenced agreement to conform with the enclosed Attachment(s)-012. Please include Attachment(s)-012 effective FEBRUARY 1, 1999, with your copy of the referenced agreement as replacing Attachment(s)-011.

     Please verify this agreement by signing and returning one of enclosed originals to the attention of Diana L. May.

                                    Regards,



                                    /s/SHERYL DAVIS
                                    --------------------------------------------
                                    SHERYL  DAVIS
                                    TRADING  MANAGER  -  ONSHORE


NOVA  ENERGY  INC

         /s/Don  Brause
   --------------------------------
By:      Don  Brause

Date:       3/3/99   (HAND  DATED)
     -----------------------------

:dlm



                 P.O.  Box  4604                  Houston,  TX  77252-4604

Lease   Lease   PROPERTY NAME                          PAY    TAX   PRICE  PRICE     PURCHASE
Holder  Number  COUNTY, STATE         OPERATOR NAME    TERMS  STAT  BASIS  DIFF.     DECIMAL
                CAREY FEDERAL #2
       35014    CAMPBELL, WY          NOVA ENERGY INC  DB      A    TWF    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                FULLER FED 4-3-13
       55260    FREMONT,WY            NOVA ENERGY INC  DB      A    QWB    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WOOD B 14-1
       38550    CROOK, WY             NOVA ENERGY INC  DB      A    WSF    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                NOVA 24-33
       55785    CROOK, WY             NOVA ENERGY INC  DB      A    TWP    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MILLER 6-11
       50425    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MILLER 6-15
       50743    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WHITEHEAD4-11
       50653    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WHITEHEAD4-13
       50654    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WHITEHEAD12-1
50659  50660    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WHITEHEAD12-7
50669  50661    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                CHAMPLIN 69 AMOCO #1
50677  53542    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                CHAMPLIN 69 AMOCO #2
50677  53543    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                CHAMPLIN 69 AMOCO #4
50677  53544    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                18}4WHITEHEAD
       55715    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MORRIS 24-12
55735  55722    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                SRTI24-12
55714  55725    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                SRTI24-6
55714  55725    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                SRTI24-10
55714  55726    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                24}4MORRIS
55735  55729    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MORRIS13-8
55734  55730    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MORRIS14-16DE
55735  55731    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WHITEHEADB-15
55736  55749    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                WHITEHEAD12-16
       55751    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MORRIS13-4
50509  55755    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

                MORRIS14-8
50509  55756    ELBERT, CO            NOVA ENERGY INC  DB      A    ECQ    +1.1000*  1.0000000
       -----    --------------------  ---------------  --      -    ---    --------  ---------

EQUIVA  TRADING  COMPANY
PAGE  3
COMPANY  NAME                :   NOVA  ENERGY  INC
ETCO / OTHER CO CONTRACT     :   95871ROI   /
EFFECTIVE  DATE              :   FEBRUARY  1,  1999


                                      NOTES
                                      -----

PAYMENT  TERMS
------------------------
DB   =  BY  ETCO  TO  INDIVIDUL  INTEREST  OWNERS

TAX  STATUS
-------------------------
A     =  ETCO  IS  FIRST  PURCHASER.   ETCO  WILL  COLLECT  AND  REMIT

PRICE  BASIS
-------------------------

TWF  =  EQUIVA  POSTED  PRICE  FOR  WYOMING SWEET (OTHER) DEEMED AT 40.0 GRAVITY
        IN  EFFECT  ON  DATE  OF  DELIVERY
QWB  =  EQUIVA  POSTED PRICE FOR WYOMING SWEET (OTHER) DEEMED AT 40.0 GRAVITY **
WSF  =  EQUIVA  POSTED  PRICE  FOR  WYOMING  SWEET  (OTHER)  **
TWP  =  EQUIVA  POSTED  PRICE  FOR  WYOMING  SWEET  (OTHER) IN EFFECT ON DATE OF
        DELIVERY  FOR  GRAVITY  DELIVERED
ECQ  =  EQUIVA POSTED PRICE FOR COLORADO EASTERN SWEET DEEMED AT 40.0 GRAVITY **

OTHER
---------------------------

*    =  INDICATES  CHANGE  MADE  ON  REFERENCED  EFFECTIVE  DATE.

**   =  FOR  PRICING  PURPOSES,  CRUDE  OIL  SHALL  BE  DEEMED  TO  HAVE  BEEN
        DELIVERED  IN  EQUAL  DAILY  QUANTITIES  DURING  EACH  CALENDAR  MONTH.

                 TEXACO TRADING AND TRANSPORTATION INC.     1670 Broadway
                                                            Denver CO 80202-4899
                                                            303-861-4475


JULY   8,  1992

NOVA  ENERGY  INC
2055  S  COFFMAN
CASPER,  WY  62604-0000

ATTN:  DON  BRAUSE

                                          RE:   LEASE PURCHASE AGREEMENT NUMBER:
                                                95871ROI
DEAR  MR.  BRAUSE:

This confirms Texaco Trading and Transportation Inc's ("TTTI") agreement to buy and NOVA ENERGY INC's ("Seller") agreement to sell and deliver crude oil production from the lease(s) described in the enclosed Attachment(s) to carriers designated by TTTI. Provisions relating to crude type(s), decimal interest(s) for purchases from each lease, price, payment for crude oil and payment of taxes are stated in Attachment(s).

This agreement will continue from the date indicated on Attachment(s) until cancellation by either party 30 days after written notice to the other and is also subject to the terms and conditions stated in the General Provisions, a copy of which is attached hereto and made a part hereof.

Please verify this agreement by signing and returning the enclosed copy of this letter to the attention of the undersigned.

                                          Regards,


                                          /s/  W.  R.  Coughlin
                                          -------------------------
                                          W.  R.  Coughlin
                                          TEXACO TRADING AND TRANSPORTATION INC.



NOVA  ENERGY  INC
By:
   -----------------------------
Date:
     ---------------------------

Texaco  Trading  and  Transportation  Inc.  General  Provisions

     1. The specific agreement terms stated on page one and on the Attachrnent(s) to this agreement shall control over the following general provisions and altogether comprise an integrated contract between Texaco and Seller.
     2. The term "crude oil" as used in this agreement shall include all marketable liquid hydrocarbons.
     3. All crude oil delivered to TTTI under this agreement shall be merchantable crude oil. Title and risk of loss shall pass to TTTI as soon as TTTI receives such crude oil into its custody or that of any carrier designated by it.
     4. TTTI shall compute quantity and quality and make corrections for temperature and deductions for impurities according to the prevailing API/ASTM standards in effect at the time and place of delivery and the laws and regulations prescribed by the governmental authorities having jurisdiction.
     5. Seller warrants that all crude oil delivered under this agreement will be produced and delivered in compliance with all applicable laws and regulations; and free of any and all claims against title when received by TTTI.
     6. If TTTI makes payment to the individual owners of interests in the crude oil to be delivered to TTTI under this agreement, Seller agrees to provide accurate information concerning each owner's title sufficient to enable TTTI to make such payments to protect, indemnify and hold harmless TTTI from any claims resulting from errors or omissions in such information. TTTI agrees to protect, indemnify and hold harmless Seller from any claims resulting from errors or omissions made by TTTI in making payments in accordance with the information provided by Seller.
     7. If payment by TTTI to Seller includes payment for interests owned by others in the crude oil, Seller agrees to pay all persons and entities who may have any right, title or interest in and to the crude oil and further agrees to protect, indemnify and hold harmless TTTI from any claims for payment by any such persons and entities.
     8. Neither party shall be liable to the other for failure or delay in making or accepting delivery hereunder to the extent such failure or delay may be due to compliance with acts, orders, regulations or requests of any federal, state or local civilian or military authority or any persons purporting to act therefor; riots; strikes; labor difficulties; action of the elements; transportation difficulties; any subsequently enacted law or regulation having a material adverse economic impact upon either party's ability to perform this agreement; or any other cause reasonably beyond the control of such Party, whether similar or not.
     9. This agreement shall be governed by the laws of the state in which the crude oil is produced.
     10. In addition to the legal rights provided by the terms and provisions of this document, the Seller may have certain statutory rights under the laws of the state of production.

                                    TEXACO  TRADING  AND  TRANSPORTATION  INC.

                                                         ATTACHMENT  1-000
                                                         RECEIPT  LEASES
COMPANY  NAME             :  NOVA ENERGY INC
TTTI / OTHER CO CONTRACT  :  95871RDl  /
EFFECTIVE  DATE           :  JUNE 1, 1992

Lease   Lease   PROPERTY NAME                                 PAY    TAX   PRICE  PRICE       PURCHASE
Holder  Number  COUNTY, STATE                OPERATOR NAME    TERMS  STAT  BASIS  DIFF.       DECIMAL
------  ------  ---------------------------  ---------------  -----  ---  ------  ----------  ----------
        50425   MILLER 6-11                  NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

        50473   MILLER 6-11                  NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

50509   50509   MORRIS 13-4, 14-8 HDR        NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

        50653   WHITEHEAD 4-11               NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

        50654   WHITEHEAD 4-13               NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

50659   50659   WHITEHEAD 12-1, 12-7 HEADER  NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

        50650   WHITEHEAD 12-1               NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

50659   50661   WHITEHEAD 12-7               NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

        50677   CHAMPLIN 569 AMOCO E-1       NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

55714   55714   SARTI                        NOVA ENERGY INC  DB     A    CN         +O.4000   1.0000000
                ELBERT, CO

        55715   18-4 WHITEHEAD               NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT, CO

55735   55722   24-12 MORRIS                 NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT, CO

55714   55724   24-2 SARTI                   NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT, CO

55714   55725   24-6 SARTI                   NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

55714   55726   24-10 SARTI                  NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT, CO

55735   55729   24-4 MORRIS                  NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT. CO

55734   55730   13-8 MORRIS                  NOVA ENERGY INC  DB     A    CN         +0.4000   1.0000000
                ELBERT, CO

55735   55731   14-16 MORRIS                 NOVA ENERGY INC  DB     A    CN         +0.4000  l.0000000
                ELBERT. CO